                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 ----------------

                                    FORM 8-K


                            CURRENT REPORT PURSUANT TO
                            SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  February 4, 1999


                             Hilton Hotels Corporation
                          ------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)



         Delaware                  1-3427                   36-2058176
     ----------------            ------------              --------------
     (State or Other             (Commission                (IRS Employer
     Jurisdiction of                File                    Identification
      Incorporation)               Number)                       No.)


                            9336 Civic Center Drive
                      Beverly Hills, California  90210
                      --------------------------------
                            (Address of Principal
                              Executive Offices)


                              (310) 278-4321
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)

ITEM 5.   OTHER EVENTS

          On February 4, 1999, the Registrant announced its earnings for the fourth quarter and year ended December 31, 1998. A copy of the Registrant's press release is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          7(c) Exhibits
               --------
               99 Press Release of Hilton Hotels Corporation, dated February 4, 1999.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HILTON HOTELS CORPORATION

Dated:  February 4, 1999      By:  /s/     THOMAS E. GALLAGHER
                                   -------------------------------------------
                                   Name:   Thomas E. Gallagher
                                   Title:  Executive Vice President,
                                           General Counsel and Secretary

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